Supplement dated March 2, 2000
to Prospectus dated May 1, 1999
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                   MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.

Mutual  of  America   Institutional  Funds,  Inc.  (Investment  Company)  hereby supplements its Prospectus, dated May 1, 1999, as follows:

All America Fund: Mutual of America Capital Management Corporation (Adviser), the investment adviser for the Investment Company, and Palley-Needelman Asset Management, Inc. have agreed to the termination of the subadvisory agreement between the Adviser and Palley-Needelman relating to approximately 10% of the assets of the All America Fund. The Adviser has reassumed all investment management responsibilities for that portion of the Fund, which will continue to be invested in large capitalization value stocks. Thomas P. Larsen, who has been managing the Adviser's portion of the actively managed assets of the Fund in a small capitalization value portfolio, is now responsible for managing this additional 10% portion of Fund assets. As a consequence: 1) the Adviser will actively manage approximately 20% of the Fund's assets and each of the two Subadvisers will manage approximately 10% of the Fund's assets; 2) the paragraphs on pages 7 and 8 of the prospectus concerning Palley-Needelman are deleted in their entirety; 3) references in the prospectus to "three Subadvisers" are changed to "two Subadvisers"; and 4) references to "Palley-Needelman" and "Subadviser" on page 11 of the prospectus are changed to "Adviser".